Exhibit 10.1

THIRTEENTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

This Thirteenth Amendment to Amended and Restated Credit Agreement (this “Amendment”) dated as of June 2, 2009 (the “Amendment Effective Date”), is by and among PENN VIRGINIA CORPORATION, a Virginia corporation (the “Borrower”), the Lenders (as defined in the Credit Agreement referred to below) party hereto, and JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, N.A. (Main Office Chicago)) (the “Administrative Agent”).

R E C I T A L S:

WHEREAS, the Borrower, each Lender then a party thereto, the Administrative Agent, the other agents party thereto, and the LC Issuer have heretofore entered into that certain Amended and Restated Credit Agreement dated as of December 4, 2003, as amended by that certain Consent and First Amendment to Amended and Restated Credit Agreement dated as of December 29, 2004, and as amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of December 15, 2005, and as amended by that certain Third Amendment to Amended and Restated Credit Agreement dated as of April 14, 2006, and as amended by that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of August 25, 2006, and as amended by that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of November 1, 2006, and as amended by that certain Sixth Amendment to Amended and Restated Credit Agreement dated as of April 13, 2007, and as amended by that certain Seventh Amendment to Amended and Restated Credit Agreement dated as of June 12, 2007, and as amended by that certain Waiver and Eighth Amendment to Amended and Restated Credit Agreement dated as of August 1, 2007, and as amended by that certain Waiver and Ninth Amendment to Amended and Restated Credit Agreement dated as of October 5, 2007, and as amended by that certain Waiver and Tenth Amendment to Amended and Restated Credit Agreement dated as of November 26, 2007, and as amended by that certain Eleventh Amendment to Amended and Restated Credit Agreement dated as of December 15, 2008, and as amended by that certain Twelfth Amendment to Amended and Restated Credit Agreement dated as of March 27, 2009, and as otherwise amended, supplemented or modified from time to time prior to the Amendment Effective Date (the “Credit Agreement”), pursuant to which the Lenders have agreed to make revolving credit loans to, and participate in letters of credit issued for, the benefit of the Borrower under the terms and provisions stated therein; and

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend Section 6.2.2(xi) of the Credit Agreement in order to increase the limit on the aggregate principal amount of all Unsecured Notes that the Borrower is permitted to issue and have outstanding from time to time, including all Unsecured Notes outstanding as of the Amendment Effective Date, from $400,000,000 to $530,000,000; and

WHEREAS, the Borrower has requested that Lenders make certain other modifications to the Credit Agreement as more particularly set forth below, subject to the terms and conditions set forth herein and in the Credit Agreement; and

WHEREAS, subject to the terms and conditions of this Amendment and the Credit Agreement, each of the Lenders party hereto has entered into this Amendment in order to effectuate the amendments and modifications to the Credit Agreement set forth herein;

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Credit Agreement.

Section 2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended by inserting in the alphabetically appropriate places therein the new defined terms “2007 Convertible Notes” and “2007 Convertible Notes Indenture”.

“ “2007 Convertible Notes” means those certain 4 1/2% convertible senior subordinated notes due November 15, 2012, issued by the Borrower in an aggregate principal amount of $230,000,000 on the date of issuance thereof.”.

“ “2007 Convertible Notes Indenture” means collectively, that certain indenture dated as of December 5, 2007, by and among the Borrower, as issuer, and Wells Fargo Bank, National Association, as trustee, and certain of its affiliates, that certain first supplemental indenture dated as of December 5, 2007, between the Borrower and Wells Fargo Bank, National Association, as trustee, and related documentation entered into in connection therewith pursuant to which the 2007 Convertible Notes have been issued, as the same may be amended, restated, modified or supplemented from time to time.”.

(b) The definition of “Unsecured Notes” is hereby amended by inserting immediately following “senior subordinated unsecured convertible notes” the parenthetical phrase “(including the 2007 Convertible Notes)”.

(c) The definition of “Unsecured Notes Indenture” is hereby amended by inserting immediately following “any indenture” the parenthetical phrase “(including the 2007 Convertible Notes Indenture)”.

(d) Clause (vi) of Section 6.1.1 of the Credit Agreement is hereby amended by deleting “(including the Unsecured Notes Indenture)” and inserting in place thereof “(including any Unsecured Notes Indenture”).

(e) Clause (xi) of Section 6.2.2 of the Credit Agreement is hereby amended by deleting the reference therein to “$400,000,000” and inserting in place thereof “$530,000,000”.

(f) Clause (d) of Section 6.2.4 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“; and (d) make any mandatory or optional cash payments or deliveries of the Borrower’s capital stock, or any combination thereof, in settlement of its obligations under the 2007 Convertible Notes Indenture upon conversion or required repurchase of any 2007 Convertible Notes”.

(g) Clause (i) of Section 6.2.20 of the Credit Agreement is hereby amended by deleting the second proviso therein and inserting in place thereof the following:

“, and provided further that so long as (x) no Borrowing Base Deficiency then exists and (y) no Default or Unmatured Default has occurred and is continuing or would result therefrom, the Borrower shall be permitted to make any optional cash payments or deliveries of the Borrower’s capital stock, or any combination thereof, in settlement of its obligations under the 2007 Convertible Notes Indenture upon the conversion or required repurchase of any 2007 Convertible Notes thereunder (and, for the avoidance of doubt, nothing in this Section 6.2.20(i) shall limit the Borrower’s ability to make any scheduled payments or mandatory prepayments with respect to any Unsecured Notes); or”.

Section 3. Acknowledgment of Automatic Borrowing Base Reduction. Each of the parties hereto hereby acknowledges that:

(a) Section 6.2.2(xi)(a)(3) of the Credit Agreement provides that the Borrowing Base shall be automatically be reduced by an amount equal to (A) with respect to the first $300,000,000 of aggregate principal amount of any Unsecured Notes and any Contingent Obligations incurred, 20% of such principal amount, and (B) with respect to any Unsecured Notes and any Contingent Obligations incurred in excess of $300,000,000 in aggregate principal amount, 30% of such excess principal amount;

(b) The Borrower issued $230,000,000 of Unsecured Notes (comprising senior subordinated unsecured convertible notes) in December 2007; and

(c) As a result, the Borrowing Base then in effect shall be automatically reduced by an amount equal to (x) 20% of the first $70,000,000 of principal amount of Unsecured Notes issued after the Amendment Effective Date plus (y) 30% of the principal amount of Unsecured Notes in excess of $70,000,000 issued after the Amendment Effective Date.

Section 4. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

(a) Executed Amendment. The Administrative Agent shall have received a counterpart of this Amendment duly executed by the Borrower and Lenders constituting at least the Required Lenders.

(b) Other Conditions. The Borrower shall have confirmed and acknowledged to the Administrative Agent, the LC Issuer and the Lenders, and by its execution and delivery of this Amendment the Borrower does hereby confirm and acknowledge to the Administrative Agent and the Lenders, that (i) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower; (ii) the Credit Agreement and each other Loan Document to which it is a party constitute valid and legally binding agreements enforceable against the Borrower in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity; (iii) the representations and warranties made by the Borrower or any other Loan Party contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made as of the date hereof or, to the extent any such representation or warranty is stated to relate solely to an earlier date, such representation or warranty shall have been true and correct on and as of such earlier date; and (iv) no Default or Unmatured Default exists under the Credit Agreement or any of the other Loan Documents.

Section 5. Ratification of Credit Agreement. Except as expressly amended, modified or waived by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed in all respects and shall continue in full force and effect.

Section 6. Expenses. The Borrower agrees to pay on demand all expenses set forth in Section 9.6 of the Credit Agreement.

Section 7. Miscellaneous. (a) On and after the effectiveness of this Amendment, each reference in each Loan Document to “this Agreement”, “this Note”, “this Mortgage”, “this Guaranty”, “this Pledge Agreement”, “hereunder”, “hereof” or words of like import, referring to such Loan Document, and each reference in each other Loan Document to “the Credit Agreement”, “the Notes”, “the Mortgages”, “the Guaranty”, “the Pledge Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, the Notes, the Mortgage, the Guaranty, the Pledge Agreement or any of them, shall mean and be a reference to such Loan Document, the Credit Agreement, the Notes, the Mortgage, the Guaranty, the Pledge Agreement or any of them, as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any default of the Borrower or any right, power or remedy of the Administrative Agent or the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents; (c) this Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement; and (d) delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 8. Severability. Any provisions of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provisions so held to be invalid or unenforceable.

Section 9. Applicable Law; Entire Agreement. THIS AMENDMENT AND EACH OTHER LOAN DOCUMENT DELIVERED PURSUANT HERETO (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO PRINCIPLES OF THE CONFLICTS OF LAW), BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

Section 10. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agents, the LC Issuer, the Lenders and the Borrower and their respective successors and assigns.

Section 11. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

Section 12. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 13. NO ORAL AGREEMENTS. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE MATTERS HEREIN CONTAINED, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature pages follow]

EXECUTED as of the day and year first above written.

BORROWER:

PENN VIRGINIA CORPORATION, as Borrower

By:	/s/ FRANK A. PICI
Name:	Frank A. Pici
Title:	Executive Vice President & Chief Financial Officer

ADMINISTRATIVE AGENT AND LENDERS

JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, N.A. (Main Office Chicago)), as Administrative Agent and as a Lender

By:	/s/ JO LINDA PAPADAKIS
Name:	Jo Linda Papadakis
Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ LAWRENCE P. SULLIVAN
Name:	Lawrence P. Sullivan
Title:	Managing Director

ROYAL BANK OF CANADA, as a Lender

By:	/s/ DON J. MCKINNERNEY
Name:	Don J. McKinnerney
Title:	Authorized Signatory

BNP PARIBAS, as a Lender

By:	/s/ BETSY JOCHER
Name:	Betsy Jocher
Title:	Director

and

By:	/s/ MARK A. COX
Name:	Mark A. Cox
Title:	Managing Director

BANK OF AMERICA, N.A., successor by merger to Fleet National Bank, as a Lender

By:	/s/ ADAM H. FEY
Name:	Adam H. Fey
Title:	Vice President

COMERICA BANK, as a Lender

By:	/s/ PETER L. SEFZIK
Name:	Peter L. Sefzik
Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ RICHARD C. MUNSICK
Name:	Richard C. Munsick
Title:	Senior Vice President

FORTIS CAPITAL CORP., as a Lender

By:
Name:
Title:

and

By:
Name:
Title:

MIZUHO CORPORATE BANK, LTD., as a Lender

By:	/s/ LEON MO
Name:	Leon Mo
Title:	Senior Vice President

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ THOMAS E. STELMAR, JR.
Name:	Thomas E. Stelmar, Jr.
Title:	AVP—Portfolio Manager

CAPITAL ONE N.A., as a Lender

By:	/s/ PETER SHEN
Name:	Peter Shen
Title:	Assistant Vice President

ACKNOWLEDGMENT BY GUARANTORS

Each of the undersigned Guarantors hereby (i) consents to the terms and conditions of that certain Thirteenth Amendment to the Amended and Restated Credit Agreement dated as of June 2, 2009 (the “Thirteenth Amendment”), (ii) acknowledges and agrees that its consent is not required for the effectiveness of the Thirteenth Amendment, (iii) ratifies and acknowledges its respective Obligations under each Loan Document to which it is a party, and (iv) represents and warrants that (a) no Default or Unmatured Default has occurred and is continuing, (b) it is in full compliance with all covenants and agreements pertaining to it in the Loan Documents, and (c) it has reviewed a copy of the Thirteenth Amendment.

PENN VIRGINIA HOLDING CORP., a Delaware corporation

PENN VIRGINIA OIL & GAS CORPORATION, a Virginia corporation

PENN VIRGINIA OIL & GAS GP LLC, a Delaware limited liability company

PENN VIRGINIA OIL & GAS LP LLC, a Delaware limited liability company

PENN VIRGINIA MC CORPORATION, a Delaware corporation

PENN VIRGINIA MC ENERGY L.L.C., a Delaware limited liability company

PENN VIRGINIA MC OPERATING COMPANY L.L.C., a Delaware limited liability company

PENN VIRGINIA OIL & GAS, L.P., a Texas limited partnership

By Penn Virginia Oil & Gas GP LLC, a Delaware limited liability company, as its general partner

By:	/s/ FRANK A. PICI
Name:	Frank A. Pici
Title:	Vice President & Chief Financial Officer

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